Exhibit 99.1

Paya Holdings Inc. Announces Commencement of Exchange Offer and Consent Solicitation Relating to Warrants

ATLANTA, GA, August 13, 2021 — Paya Holdings Inc. (NASDAQ: PAYA) (“Paya” or the “Company”) today announced that it has commenced an exchange offer (the “Offer”) and consent solicitation (the “Consent Solicitation”) relating to its outstanding public warrants and private placement warrants (collectively, the “warrants”) to purchase shares of common stock, par value $0.001 per share (“Common Stock”), of the Company. The purpose of the Offer and Consent Solicitation is to simplify the Company’s capital structure and reduce the potential dilutive impact of the warrants, thereby providing the Company with more flexibility for financing its operations in the future.

The Company is offering to all holders of its warrants the opportunity to receive 0.260 shares of common stock in exchange for each outstanding warrant tendered by the holder and exchanged pursuant to the Offer. Pursuant to the Offer, the Company is offering up to an aggregate of 4,605,885 shares of its common stock in exchange for the warrants.

Concurrently with the Offer, the Company is also soliciting consents from holders of the public warrants to amend the warrant agreement that governs all of the warrants (the “Warrant Agreement”) to permit the Company to require that each Warrant that is outstanding upon the closing of the Offer be converted into 0.234 shares of common stock, which is a ratio 10% less than the exchange ratio applicable to the Offer (such amendment, the “Warrant Amendment”). Pursuant to the terms of the Warrant Agreement, all except certain specified modifications or amendments require the vote or written consent of holders of at least 65% of the outstanding public warrants. Accordingly, the adoption of the Warrant Amendment will require the consent of holders of at least 65% of the outstanding public warrants. Parties representing 63.2% of the outstanding public warrants have agreed to tender their warrants in the Offer and to consent to the Warrant Amendment in the Consent Solicitation, pursuant to a tender and support agreement. Accordingly, if holders of an additional approximately 1.8% of the outstanding public warrants consent to the Warrant Amendment in the Consent Solicitation, and the other conditions of the Offer are satisfied or waived, then the Warrant Amendment will be adopted. The offering period will continue until 11:59 p.m., Eastern Daylight Time, on September 10, 2021, or such later time and date to which the Company may extend, as described in the Company’s Schedule TO and Prospectus/Offer to Exchange (the “Expiration Date”). Tendered warrants may be withdrawn by holders at any time prior to the Expiration Date.

The Offer and Consent Solicitation are being made pursuant to a Prospectus/Offer to Exchange dated August 13, 2021, and Schedule TO, dated August 13, 2021, each of which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and more fully set forth the terms and conditions of the Offer and Consent Solicitation.

The Company’s common stock and public warrants are listed on The Nasdaq Capital Market under the symbols “PAYA” and “PAYAW,” respectively. As of August 13, 2021, a total of 17,714,945 warrants were outstanding.

The Company has engaged Evercore Group L.L.C. as the Dealer Manager for the Offer and Consent Solicitation. Any questions or requests for assistance concerning the Offer and Consent Solicitation may be directed to Evercore Group L.L.C. at (888) 474-0200 (toll-free). D.F. King & Co., Inc. has been appointed as the Information Agent for the Offer and Consent Solicitation, and Continental Stock Transfer & Trust Company has been appointed as the Exchange Agent. Requests for documents should be directed to D.F. King & Co., Inc. at (800) 370-1749 (for warrant holders) or (212) 269-5550 (for banks and brokers) or via the following email address: paya@dfking.com.

Important Additional Information Has Been Filed with the SEC

Copies of the Schedule TO and Prospectus/Offer to Exchange will be available free of charge at the website of the SEC at www.sec.gov. Requests for documents may also be directed to Evercore Group L.L.C. at (888) 474-0200 (toll-free). A registration statement on Form S-4 relating to the securities to be issued in the Offer has been filed with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

This announcement is for informational purposes only and shall not constitute an offer to purchase or a solicitation of an offer to sell the warrants or an offer to sell or a solicitation of an offer to buy any shares of common stock in any state in which such offer, solicitation or sale would be unlawful before registration or qualification under the laws of any such state. The Offer and Consent Solicitation are being made only through the Schedule TO and Prospectus/Offer to Exchange, and the complete terms and conditions of the Offer and Consent Solicitation are set forth in the Schedule TO and Prospectus/Offer to Exchange.

Holders of the warrants are urged to read the Schedule TO and Prospectus/Offer to Exchange carefully before making any decision with respect to the Offer and Consent Solicitation because they contain important information, including the various terms of, and conditions to, the Offer and Consent Solicitation.

None of the Company, any of its management or its board of directors, or the Information Agent, the Exchange Agent or the Dealer Manager makes any recommendation as to whether or not holders of warrants should tender warrants for exchange in the Offer or consent to the Warrant Amendment in the Consent Solicitation.

About Paya Holdings Inc.

Paya is a leading provider of integrated payment and frictionless commerce solutions that help customers accept and make payments, expedite receipt of money, and increase operating efficiencies. The Company processed over $35 billion in card and ACH payment volume for the twelve months ended June 30, 2021. As of June 30, 2021, the Company served more than 100,000 customers through key distribution partners focused on targeted, high growth verticals such as healthcare, education, non-profit, government, utilities, and other B2B end markets. Our business has built its foundation on offering robust integrations into front-end Customer Relationship Management and back-end accounting independent software vendors. The Company is headquartered in Atlanta, GA, with offices in Reston, VA, Fort Walton Beach, FL, Mt. Vernon, OH, Dayton, OH, Miamisburg, OH, Dallas, TX and Tempe, AZ.

Forward-Looking Statements

Certain statements made in this press release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “will,” “approximately,” “shall” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Forward-looking statements in this press release may include, for example, statements about the consummation of the Offer and Consent Solicitation, the entry into the Warrant Amendment, the issuance of common stock following consummation of the Offer, and the effects of the Offer on our capital structure.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. You should not place undue reliance on such statements as we cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: our ability to successfully complete the Offer and Consent Solicitation; exposure to economic conditions and political risk affecting the consumer loan market and consumer and commercial spending; the impacts of the ongoing COVID-19 coronavirus pandemic and the actions taken to control or mitigate its spread (which impacts are highly uncertain and cannot be reasonably estimated or predicted at this time); competition; the ability of our business to grow and manage growth profitably; changes in applicable laws or regulations; changes in the payment processing market in which Paya competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that Paya targets; risks relating to Paya’s relationships within the payment ecosystem; risk that Paya may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to Paya; the risk that Paya may not be able to develop and maintain effective internal controls and other risks and uncertainties; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Contact:

Matt Humphries, CFA

Head of Investor Relations

matt.humphries@paya.com